UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       September 8, 2006
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                              Moldflow Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                000-30027                         04-3406763
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        (Commission File Number)       (IRS Employer Identification No.)


492 Old Connecticut Path, Framingham MA                        01701
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (508)-358-5848
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On September 8, 2006, the Board of Directors of Moldflow Corporation (the "Company") approved the following changes to the compensation of the Company's non-employee directors. Effective for the Company's 2007 fiscal year, which began on July 1, 2006, each non-employee director will receive an annual retainer of $25,000 with no additional payments for attendance at meetings. In addition, the Lead Director will receive an additional annual retainer of $20,000, the Chair of the Audit Committee will receive an additional annual retainer of $15,000 and the Chair of each of the Compensation Committee and the Nominating and Corporate Governance Committee will receive an additional annual retainer of $10,000. The annual retainers will be paid quarterly in equal installments.

     The Board of Directors also approved a modification to the equity portion of the compensation payable to non-employee directors. Beginning with the 2007 fiscal year, the non-employee directors will no longer receive the formula grant of stock options as set forth in Section 5C(i)(c) of the Company's 2000 Stock Option and Incentive Plan. Instead, on the fifth day following each annual meeting of shareholders, each non-employee director will receive an award of restricted stock units valued at two times the annual retainer, with one-third of such restricted stock units vesting on each of the first, second and third anniversaries of the date of grant. The number of units will be determined with reference to the closing price of the Company's Common Stock on the date of grant.

     Restricted stock units are not considered outstanding shares for tax, voting or share count purposes. The restricted stock units will allow the directors to defer receipt of their vested shares of the Company's Common Stock until the earlier of a change of control of the Company as defined in the Company's 2000 Stock Option and Incentive Plan or until termination of his or her service as a director. The vesting of the restricted stock units will automatically accelerate upon a change of control of the Company.

     On September 8, 2006, the Board of Directors approved a form of Restricted Stock Unit Award Agreement for Non-Employee Directors which is filed with this report as Exhibit 10.1. In addition, consistent with the discussion above, the Board of Directors approved certain modifications to the Company's 2000 Stock Option and Incentive Plan, and such amended plan is filed with this report as
Exhibit 10.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

     Exhibit No.   Description

     10.1          Form of Restricted Stock Unit Award
                   Agreement for Non-Employee Directors
     10.2          Moldflow Corporation 2000 Stock Option
                   and Incentive Plan, as amended

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MOLDFLOW CORPORATION

Dated:  September 12,  2006     By:         /s/ Christopher L. Gorgone
                                            --------------------------
                                           Christopher L. Gorgone
                                           Executive Vice President
                                           of Finance and Administration and
                                           Chief Financial Officer

                                  EXHIBIT INDEX




     Exhibit No.   Description

     10.1          Form of Restricted Stock Unit Award
                   Agreement for Non-Employee Directors
     10.2          Moldflow Corporation 2000 Stock Option
                   and Incentive Plan, as amended